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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 1999

                        Commission file number 333-46607



                          WERNER HOLDING CO. (DE), INC.
             (Exact name of Registrant as specified in its charter)



     Delaware                                           25-1581345
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

1105 North Market Street, Suite 1300
Wilmington, Delaware                              19899
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(Address of principal executive offices)       (zip code)


(302) 478-5732
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(Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant.


(a) Previous Independent Accountants.

         (i) On September 1, 1999, upon consultation with the Audit Committee of the Board of Directors, Werner Holding Co. (PA), Inc., the Registrant's parent company (the "Company"), replaced Ernst & Young LLP ("E&Y") as its independent accountants.

         (ii) The reports of E&Y on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


         (iii) The Board of Directors of the Company participated in and approved the decision to change the independent accountants.


         (iv) In connection with its audits for the two most recent fiscal years and through September 1, 1999, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) The Company requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 1, 1999, is filed as an Exhibit to this Form 8-K.

(b) New Independent Accountants.


         (i) The Company simultaneously engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountants for the current fiscal year.

         (ii) Other than as described above, the Company has not consulted with PWC on (A) applications of accounting principles to a specified transaction, either completed or proposed, (B) the type of auditing opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (C) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v).


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Item 7. Financial Statements and Exhibits.

(c) Exhibits


Exhibit No.

1.   Letter from Ernst & Young LLP regarding change in independent accountant.




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                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WERNER HOLDING CO. (DE), INC.



Date: September 7, 1999                    By:  /s/ R.P. Tamburrino
                                               --------------------------------
                                               R.P. Tamburrino
                                               Vice President, Chief Financial
                                               Officer and Treasurer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)


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